UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 20, 2004

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina             1-13408                  56-1362926
 (State or Other Jurisdiction    (Commission              (IRS Employer
        of Incorporation)         File Number)           Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, Including Area Code      (214) 378-8992




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Item 12. Results of Operations and Financial Condition

     On August 20, 2004, Digital Recorders, Inc. (the "Company") announced in a press release the Company's results for second quarter 2004 and its long-term outlook.

     The Company also announced in the press release that it had filed its Form 10-Q for the quarter ended June 30, 2004.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.





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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIGITAL RECORDERS, INC.

Date: August 20, 2004                    By: /s/ DAVID L. TURNEY
                                             -----------------------------------
                                             David L. Turney
                                             Chairman, Chief Executive Officer,
                                             and President